EXHIBIT 99.1

 -------------------------------------------------------------------------------
                       AICCO Premium Finance Master Trust
               (Formerly AIG Credit Premium Finance Master Trust)
                                  Series 2004-1
                         Monthly Noteholders' Statement
 -------------------------------------------------------------------------------

          Set forth below is information with respect to the Payment Date of July 15, 2004 and with respect to the performance of the Trust during the related Monthly Period.

          Capitalized terms used in this Monthly Noteholders' Statement have their respective meanings set forth in the Base Indenture, as supplemented by the Series 2004-1 Supplement.



        A.   INFORMATION REGARDING THE CURRENT MONTHLY PAYMENT (STATED ON
             THE BASIS OF $1,000 ORIGINAL NOTE PRINCIPAL AMOUNT).

                1 The total amount of the payment to Holders of Class A, Class B,
                  Class C and Class D Notes.                                            $1.18

                2 The amount of the payment set forth in A1 above in respect of
                  Class A Monthly Principal.                                            $0.00

                3 The amount of the payment set forth in A1 above in respect of
                  Class B Monthly Principal.                                            $0.00

                4 The amount of the payment set forth in A1 above in respect of
                  Class C Monthly Principal.                                            $0.00

                5 The amount of the payment set forth in A1 above in respect of
                  Class D Monthly Principal.                                            $0.00

                6 The amount of the payment set forth in A1 above in respect of
                  Class A Monthly Interest                                              $1.18

                7 The amount of the payment set forth in A1 above in respect of
                  Class A Additional Interest.                                          $0.00

                8 The amount of the payment set forth in A1 above in respect of
                  Class A Deficiency Amount.                                            $0.00

                9 The amount of the payment set forth in A1 above in respect of
                  Class B Monthly Interest                                              $1.41

               10 The amount of the payment set forth in A1 above in respect of
                  Class B Additional Interest.                                          $0.00

               11 The amount of the payment set forth in A1 above in respect of
                  Class B Deficiency Amount.                                            $0.00

               12 The amount of the payment set forth in A1 above in respect of
                  Class B Prior Period Interest.                                        $0.00

               13 The amount of the payment set forth in A1 above in respect of
                  Class C Monthly Interest.                                             $1.70

               14 The amount of the payment set forth in A1 above in respect of
                  Class C Additional Interest.                                          $0.00

               15 The amount of the payment set forth in A1 above in respect of
                  Class C Deficiency Amount.                                            $0.00

               16 The amount of the payment set forth in A1 above in respect of
                  Class C Prior Period Interest.                                        $0.00

               17 The amount of the payment set forth in A1 above in respect of
                  Class D Monthly Interest.                                             $0.00

               18 The amount of the payment set forth in A1 above in respect of
                  Class D Additional Interest.                                          $0.00

               19 The amount of the payment set forth in A1 above in respect of
                  Class D Deficiency Amount.                                            $0.00

               20 The amount of the payment set forth in A1 above in respect of
                  Class D Prior Period Interest.                                        $0.00

              B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST.
                   ---------------------------------------------------

                      1 Collections of Principal Receivables.
                        -------------------------------------

                        The aggregate amount of Collections of Principal
                        Receivables received during the related Monthly Period
                        which were allocated in respect of the Class A, Class B,
                        Class C, and Class D notes.                                                      $118,615,713.58


                      2 Noteholders Investor Interests and Principal Receivables
                        --------------------------------------------------------
                        in the Trust.
                        -------------

                        (a)  The aggregate amount of Principal Receivables in the Trust
                             as of the end of the related Monthly Period.                               2,979,566,580.21

                        (b)  The Investor Interest as of the end of
                             the related Interest Period.                                                $591,400,000.00

                        (c)  The Class A Investor Interest as of the end of the related
                             Interest Period.                                                            $550,000,000.00

                        (d)  The Class B Investor Interest as of the end of the related
                             Interest Period.                                                             $22,170,000.00

                        (e)  The Class C Investor Interest as of the end of the related
                             Interest Period.                                                             $10,350,000.00

                        (f)  The Class D Investor Interest as of the end of the related
                             Interest Period.                                                              $8,880,000.00

                        (g)  The average daily Investor Interest with respect to the
                             related Interest Period.                                                    $591,400,000.00

                        (h)  The average daily Class A Investor Interest with respect to
                             the related Interest Period.                                                $550,000,000.00

                        (i)  The average daily Class B Investor Interest with respect to
                             the related Interest Period.                                                 $22,170,000.00

                        (j)  The average daily Class C Investor Interest with respect to
                             the related Interest Period.                                                 $10,350,000.00

                        (k)  The average daily Class D Investor Interest with respect to
                             the related Interest Period.                                                  $8,880,000.00

                        (l)  The Floating Investor Percentage with respect to the related
                             Transfer Date.                                                                       20.13%

                        (m)  The Class A Floating Allocation with respect to the related                          93.00%
                             Transfer Date.

                        (n)  The Class B Floating Allocation with respect to the related                           3.75%
                             Transfer Date.

                        (o)  The Class C Floating Allocation with respect to the related                           1.75%
                             Transfer Date.

                        (p)  The Class D Floating Allocation with respect to the related                           1.50%
                             Transfer Date.

                        (q)  The Fixed Investor Percentage with respect to the related                                -
                             Monthly Period.

                        (r)  The Class A Fixed Allocation with respect to the related                                 -
                             Monthly Period.

                        (s)  The Class B Fixed Allocation with respect to the related                                 -
                             Monthly Period.

                        (t)  The Class C Fixed Allocation with respect to the related                                 -
                             Monthly Period.

                        (u)  The Class D Fixed Allocation with respect to the related                                 -
                             Monthly Period.

                        (v)  The outstanding principal balance of the Class A Notes
                             as of the end of the day on the Payment Date.                               $550,000,000.00

                        (x)  The outstanding principal balance of the Class B Notes
                             as of the end of the day on the Payment Date.                                $22,170,000.00

                        (y)  The outstanding principal balance of the Class C Notes
                             as of the end of the day on the Payment Date.                                $10,350,000.00

                        (z)  The outstanding principal balance of the Class D Notes
                             as of the end of the day on the Payment Date.                                 $8,880,000.00

                        (aa) The balance of the Transferor Certificate as of the
                             end of the related Monthly Period.                                                        0

                      3 Increases and Decreases in Investor Interests.
                        ----------------------------------------------

                        (a)  Increases in the Class A Investor Interest made
                             during the related Interest Period (not
                             including increases made on the preceding payment
                             date)                                                                                  0.00

                        (b)  Increases in the Class B Investor Interest made
                             during the related Interest Period (not
                             including increases made on the preceding payment
                             date)                                                                                  0.00

                        (c)  Increases in the Class C Investor Interest made
                             during the related Interest Period (not
                             including increases made on the preceding payment
                             date)                                                                                  0.00

                        (d)  Increases in the Class D Investor Interest made
                             during the related Interest Period (not
                             including increases made on the preceding payment
                             date)                                                                                  0.00

                        (e)  Voluntary Decreases in the Class A Investor Interest
                             made during the related Interest  Period (not including
                             decreases  made on the preceding payment date)                                            0


                       (f) Voluntary Decreases in the Class B Investor Interest made during the related Interest Period (not including decreases made on the
                           preceding payment date)                                                               0

                       (g) Voluntary Decreases in the Class C Investor Interest made during the related Interest Period (not including decreases made on the
                           preceding payment date)                                                               0


                       (h) Voluntary Decreases in the Class D Investor Interest made during the related Interest Period (not including decreases made on the
                           preceding payment date)                                                               0

                       (i) Increases in the Class A Investor Interest to be made on the
                           related Payment Date.                                                                 0

                       (j) Increases in the Class B Investor Interest to be made on the
                           related Payment Date.                                                                 0

                       (k) Increases in the Class C Investor Interest to be made on the
                           related Payment Date.                                                                 0

                       (l) Increases in the Class D Investor Interest to be made on the
                           related Payment Date.                                                                 0

                       (m) Mandatory Decreases of the Class A Investor Interest to be made on
                           the related Payment Date.                                                             0

                       (n) Mandatory Decreases of the Class B Investor Interest to be made on
                           the related Payment Date.                                                             0

                       (o) Mandatory Decreases of the Class C Investor Interest to be made on
                           the related Payment Date.                                                             0

                       (p) Mandatory Decreases of the Class D Investor Interest to be made on
                           the related Payment Date.                                                             0

                       (q) Voluntary Decreases in the Class A Investor Interest to be made on
                           the related Payment Date.                                                             0

                       (r) Voluntary Decreases in the Class B Investor Interest to be made on
                           the related Payment Date.                                                             0

                       (s) Voluntary Decreases in the Class C Investor Interest to be made on
                           the related Payment Date.                                                             0

                       (t) Voluntary Decreases in the Class D Investor Interest to be made on
                           the related Payment Date.                                                             0

                      4 Delinquent Receivables
                        ----------------------
                                                                                       Aggregate              Percentage
                                                                                     Outstanding               of Total
                                                                                       Balance               Receivables
                                                                                 --------------------------------------------

                        (a)  1   -  30 days                                           $27,395,105.47             0.92%
                        (b)  31 - 60 days                                              $9,387,738.25             0.32%
                        (c)  61 - 90 days                                              $6,292,733.22             0.21%
                        (d)  91 - 120 days                                             $4,268,471.39             0.14%
                        (e)  121 - 150 days                                            $2,536,785.60             0.09%
                        (f)  151 or more days                                          $7,824,393.60             0.26%
                                                                                 --------------------------------------------
                                       Total                                          $57,705,227.53             1.94%
                                                                                 ============================================

                      5 Deferred Payment Obligations and Unfunded Receivables
                        -----------------------------------------------------

                        (a)  Aggregate amount of Principal Receivables
                             representing Deferred Payment Obligations.                               $291,622,892.96


                        (b)  Percentage of aggregate Principal Receivables
                             balance representing Deferred Payment Obligations.                                 9.79%


                        (c)  Aggregate amount of Principal Receivables
                             representing the amount of unfunded Receivables.                          $87,013,222.81


                        (d)  Percentage of aggregate Principal Receivables
                             balance representing the amount of unfunded Receivables.                           2.92%


                      6 Investor Default Amounts
                        ------------------------

                        (a)  The Aggregate Investor Default Amount for the related Monthly Period.        $256,119.96

                        (b)  The Class A Investor Default Amount for the related Transfer Date.           $238,190.69

                        (c)  The Class B Investor Default Amount for the related Transfer Date.             $9,601.25

                        (d)  The Class C Investor Default Amount for the related Transfer Date.             $4,482.32

                        (e)  The Class D Investor Default Amount for the related Transfer Date.             $3,845.70

                      7 Investor Charge-offs
                        --------------------

                        (a)  The aggregate amount of Class A Investor
                             Charge-Offs and other principal writedowns for the
                             related Transfer Date.                                               $0.00


                        (b)  The aggregate amount of Class A Investor
                             Charge-Offs and other principal writedowns set
                             forth in 6(a) above per $1,000 of original Class A
                             Note principal amount.                                               $0.00

                        (c)  The aggregate amount of Class B Investor
                             Charge-Offs and other principal writedowns for the
                             related Transfer Date.                                               $0.00

                        (d)  The aggregate amount of Class B Investor
                             Charge-Offs and other principal writedowns set
                             forth in 6(c) above per $1,000 of original Class B
                             Note principal amount.                                               $0.00

                        (e)  The aggregate amount of Class C Investor
                             Charge-Offs and other principal writedowns for the
                             related Transfer Date.                                               $0.00

                        (f)  The aggregate amount of Class C Investor
                             Charge-Offs and other principal writedowns set
                             forth in 6(e) above per $1,000 of original Class C
                             Note principal amount.                                               $0.00

                        (g)  The aggregate amount of Class D Investor
                             Charge-Offs and other principal writedowns for the
                             related Transfer Date.                                               $0.00

                        (h)  The aggregate amount of Class D Investor
                             Charge-Offs and other principal writedowns set
                             forth in 6(g) above per $1,000 of original Class D
                             Note principal amount.                                               $0.00

                        (i)  The aggregate amount of Class A Investor
                             Charge-Offs and other principal writedowns
                             reimbursed on the Transfer Date immediately
                             preceding this payment Date.                                         $0.00


                        (j)  The aggregate amount of Class A Investor
                             Charge-Offs and other principal writedowns set
                             forth in 6(i) above per $1,000 of original Class A
                             Note principal amount reimbursed on the Transfer
                             Date immediately preceding this Payment Date.                        $0.00


                        (k)  The aggregate amount of Class B Investor
                             Charge-Offs and other principal writedowns
                             reimbursed on the Transfer Date immediately
                             preceding this payment Date.                                         $0.00


                        (l)  The aggregate amount of Class B Investor
                             Charge-Offs and other principal writedowns set
                             forth in 6(k) above per $1,000 of original Class B
                             Note principal amount reimbursed on the Transfer
                             Date immediately preceding this Payment Date.                        $0.00


                        (m)  The aggregate amount of Class C Investor
                             Charge-Offs and other principal writedowns
                             reimbursed on the Transfer Date immediately
                             preceding this payment Date.                                         $0.00

                        (n)  The aggregate amount of Class C Investor
                             Charge-Offs and other principal writedowns set
                             forth in 6(m) above per $1,000 of original Class C
                             Note principal amount reimbursed on the Transfer
                             Date immediately preceding this Payment Date.                        $0.00


                        (o)  The aggregate amount of Class D Investor
                             Charge-Offs and other principal writedowns
                             reimbursed on the Transfer Date immediately
                             preceding this payment Date.                                         $0.00


                        (p)  The aggregate amount of Class D Investor
                             Charge-Offs and other principal writedowns set
                             forth in 6(o) above per $1,000 of original Class C
                             Note principal amount reimbursed on the Transfer
                             Date immediately preceding this Payment Date.                        $0.00


                      8 Investor Servicing Fee
                        ----------------------

                        (a)   The amount of the Class A Servicing Fee payable by
                              the Trust to the Servicer with respect to the
                              related Transfer Date.                                              $0.00

                        (b)  The amount of the Class B Servicing Fee payable by
                              the Trust to the Servicer with respect to the
                              related Transfer Date.                                              $0.00

                        (c)   The amount of the Class C Servicing Fee payable by
                              the Trust to the Servicer with respect to the
                              related Transfer Date.                                              $0.00

                        (d)   The amount of the Class D Servicing Fee payable by
                              the Trust to the Servicer with respect to the
                              related Transfer Date.                                              $0.00

                      9 Reallocations
                        -------------

                        (a)  The amount of Reallocated Class B Principal
                             Collections with respect to this payment Date.                       $0.00

                        (b) The amount of Reallocated Class C Principal Collections
                             with respect to this payment Date.                                   $0.00

                        (c) The amount of Reallocated Class D Principal Collections
                             with respect to this payment Date.                                   $0.00

                     10  Collection of Finance Charge Receivables
                         ----------------------------------------
                         The aggregate amount of Collections of Finance Charge
                         Receivables (including Recoveries) received during the
                         related Monthly Period which were allocated in respect of
                         the Class A, Class B, Class C and Class D notes.                              $3,562,606.99

                     11  Available Funds
                         ---------------

                        (a) The amount of Class A Available Funds on deposit in the
                             Finance Charge Account on the related Transfer Date.                      $3,313,212.45

                        (b) The amount of Class B Available Funds on deposit in the
                             Finance Charge Account on the related Transfer Date.                        $133,552.58

                        (c) The amount of Class C Available Funds on deposit in the
                             Finance Charge Account on the related Transfer Date.                         $62,348.63

                        (d) The amount of Class D Available Funds on deposit in the
                             Finance Charge Account on the related Transfer Date.                         $53,493.32

                     12 Pool Factor as of the related Monthly Period                                       1.0000000
                        --------------------------------------------

                     13 Yield Enhancement
                        -----------------

                        (a)  Balance in the Yield Enhancement Account as of the
                             related Monthly Period                                                    $3,404,158.90

                        (b)  Available Yield Enhancement Amount with respect to
                             the related Transfer Date.                                                  $699,044.29

                        (c)  Excess Spread with respect to the related Transfer
                             Date.                                                                     $2,642,956.22

                        (d)  Amount paid to Noteholders from Excess Spread on
                             the related Transfer Date.                                                   $35,513.48

                        (e)  Amount paid to Noteholders from the Yield
                             Enhancement Account on ther related Transfer Date.                                $0.00

                        (f)  91 Day Delinquency Amount as of the related
                             Transfer Date.                                                            $2,945,612.71

                        (g)  Amount in excess of the 91 Day Delinquency Amount
                             released from. the Yield Enhancement Account.                            ($3,765,033.22)

                        (h)  Resulting balance in the Yield Enhancement Account
                             on the related Transfer Date.                                             $2,945,612.71

                     15 Class C Reserve Account
                        -----------------------

                        (a)  Class C Reserve Amount Requied                                                   $0.00

                        (b)  Class C Reserve Amount Funded                                                    $0.00

                     16 Excess Funding Account

                        (a) The principal amount on deposit in the Excess Funding Account
                             as of the end of the related Monthly Period.                                     $0.00

                        (b) The Amount of Principal Collections deposited into the
                             Excess Funding Account on the related Transfer Date.                             $0.00

              C.   FLOATING RATE DETERMINATION
                   ---------------------------

                      1 LIBOR for the Interest Period ending on this payment Date.                          1.2388%

              D.   AMORTIZATION PERIODS
                   --------------------

                      1 Class A Controlled Amortization period has not commenced.

                      2 Class B Controlled Amortization period has not commenced.

                      3 Class C Controlled Amortization period has not commenced.

                      4 Class D Controlled Amortization period has not commenced.

                      5 Class A Principal Amortization period has not commenced.

                      6 Class B Principal Amortization period has not commenced.

                      7 Class C Principal Amortization period has not commenced.

                      8 Rapid Amortization Period has not commenced.


              E.   PAY OUT EVENTS
                   --------------

                   (a)  Financed Premium Percentage for the related Monthly Period.               79.10%

                   (b)  Financed Premium Percentage for the Monthly Period
                        immediately preceding the related Monthly Period.                         78.64%

                   (c)  Financed Premium Percentage for the Monthly Period
                        next preceding the related Monthly Period.                                79.84%

                   (d)  Monthly Payment Rate for the related Monthly Period.                      20.66%

                   (e)  Monthly Payment Rate for the Monthly Period
                        immediately preceding the related Monthly Period.                         19.73%

                   (f)  Monthly Payment Rate for the Monthly Period
                        next preceding the related Monthly Period.                                21.04%

                   (g) Annualized Monthly Excess Spread Amount for the related
                        Monthly Period.                                                          671 bp's

                   (h)  Annualized Monthly Excess Spread Amount for the Monthly
                        Period immediately preceding the related Monthly Period.                 708 bp's

                   (i)  Annualized Monthly Excess Spread Amount for the Monthly
                        Period next preceding the related Monthly Period.                        733 bp's

                   To the knowledge of the undersigned, no Series 2004-1 Pay Out
                   Event or Trust Pay Out Event has occurred.

              F.   SUPPLEMENTAL INFORMATION:
                   ------------------------

                   The five largest affiliated insurance carrier groups at
                   month-end are:
                                                                                   % of total
                      1 American International Group Inc.                               31.9%
                      2 Lloyd's of London                                                5.1%
                      3 Zurich Financial Services Group                                  5.0%
                      4 St. Paul Travelers Companies Inc.                                4.5%
                      5 ACE INA Group                                                    3.0%



                              A. I. CREDIT CORP., AICCO I, AICCO II,
                              IP FINANCE, IP FUNDING, SERVICER


                              By:  /s/ Jeffrey Lesnoy
                                  ----------------------------------------------
                                  Jeffrey Lesnoy
                                  Senior Vice President and
                                  Controller